Exhibit 10(u)

                               AMENDMENT NO. 6
                           TO THIRD RESTATEMENT OF
                     PROFIT SHARING PLAN OF TRUSTCO BANK

     WHEREAS, Trustco Bank, (hereinafter called "the Company"), maintains the Profit Sharing Plan of Trustco Bank (hereinafter called "Plan"); and

     WHEREAS, the Plan Sponsor reserves the right to amend the Plan; and

     WHEREAS, the Bank desires to amend said Plan effective as of January 1, 2006 to change the Plan name, add a salary deferral contribution and Company matching contribution to the Plan, add loan, financial hardship withdrawal provisions, and in-service withdrawals at age 59 1/2 and change the Plan's valuation to daily valuation;

     NOW, THEREFORE, the Bank does hereby amend the Plan, effective January 1, 2006, except as otherwise provided, by the addition of the following new
ARTICLE XV as follows:


                                      I.

The Preamble of the Plan shall be deleted in its entirety and replaced with the following:

WHEREAS, TRUSTCO BANK, (formerly The Schenectady Trust Company), a national bank duly organized and existing under the laws of the United States (hereinafter referred to as the "Company"), established the Profit Sharing Plan of The Schenectady Trust Company which was subsequently known as the Profit Sharing Plan of Trustco Bank, shall be known as Trustco Bank Profit Sharing/401(k) Plan


                                     II.

Section 1.07 of the Plan shall be amended by the addition of the following:

Compensation for testing purposes shall be Annual Compensation as defined in
Section 13.02(b) of the Plan.


                                     III.

Section 1.08 of the Plan shall be amended by the addition of the following:

For purposes of the salary deferral contribution, an executive officer designated for participation in the Trustco Bank Executive Officer Incentive Plan shall be considered an Employee.


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                                     VI.

Section 1.18 of the Plan shall be deleted in its entirety and replaced with the following:

1.18 "Plan" shall mean the profit sharing plan set forth in this document and any and all amendments thereto, which Plan shall be known as the "Trustco Bank Profit Sharing/401(k) Plan".


                                      V.

Section 1.23 of the Plan shall be deleted in its entirety and replaced with the following:

1.23 "Valuation Date" means the last day of the Plan Year and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of the Participants' accounts during the Plan Year, which may include any day that the Trustee, any transfer agent appointed by the Trustee or the Company or any stock exchange used by such agent, are open for business.


                                     VI.

Section 3.02 of the Plan shall be amended by the addition of the following:

With respect to salary deferral elections and Company matching contributions pursuant to Article XV, any Eligible Employee shall be eligible to participant and become a Participant on the date of such Employee's employment with the Company.


                                     VII.

The first paragraph of Section 6.01 of the Plan shall be deleted in its entirety and replaced with the following:

Each Participant shall direct the manner in which his Participant Account (including salary deferral contributions and company matching contributions), his Rollover Account and Participant Forfeiture Account, if any, are to be invested. A Participant shall notify the Committee in writing of the percentage of each such Account to be invested in each Fund. Such percentage must be in one percent (1%) increments. If a Participant does not provide investment direction of his Accounts, such Accounts shall be invested in Option Fund A.


                                    VIII.

Section 7.06A of the Plan shall be amended by the addition of the following:


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The following vesting schedule shall apply to Company Matching Contributions made pursuant to Section 15.01 and Company Contributions made for any Plan Year beginning December 31, 2006 pursuant to Section 4.01:

                               Vesting Schedule
        Matching Contribution and Company Contribution made after 2006

          Years of Service                                Percentage

            Less than 2                                       0%
                 2                                           20%
                 3                                           40%
                 4                                           60%
                 5                                           80%
                 6                                          100%

The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of this amendment to the Plan. With respect to the Company Contribution pursuant to
Section 4.01, each Participant with at least three (3) Years of Service shall have such Participant's nonforfeitable percentage computed under the Plan without regard to this amendment.


                                     IX.

Article VIII of the Plan shall be amended by the addition of the following new Section 8.04:

8.04 At such time as a Participant shall have attained the age of 59 1/2, the Administrator, at the election of the Participant, who has not severed employment with the Company, shall direct the Trustee to distribute all or a portion of the amount then credited to the salary deferral account and company matching account maintained on behalf of the Participant. However, distributions from the company matching account shall be limited to the vested portion of the company matching account. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Article VII, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.


                                      X.

The Plan shall be amended by the addition of the following new ARTICLE XV as follows:


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                                  ARTICLE XV
                SALARY DEFERRAL CONTRIBUTION, COMPANY MATCHING
                         CONTRIBUTION AND ALLOCATION

15.01 FORMULA FOR DETERMINING COMPANY CONTRIBUTION

     For each Plan Year, the Company shall contribute to the Plan:

     (a) The amount of the total salary reduction elections of all Participants made pursuant to Section 15.02(a), which amount shall be deemed a Company Elective Contribution.

     (b) On behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a matching contribution equal to 100% of each such Participant's Deferred Compensation of the first 3% of annual Compensation plus 50% of each such Participant's Deferred Compensation on the next 3% of annual Compensation, which amount shall be deemed an Company Non-Elective Contribution.


15.02 PARTICIPANT'S SALARY REDUCTION ELECTION

     (a) Effective January 1, 2006, each Participant may elect to defer a portion of Compensation which would have been received in the Plan Year (except for the deferral election) by up to the maximum amount which will not cause the Plan to violate the provisions of Sections 15.04(a) and 5.04. Each executive officer designated for participation in the Trustco Bank Executive Officer Incentive Plan may elect to defer his Compensation which would have been received in the Plan Year, but for the deferral election, by up to 0%. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election. For purposes of this Section, Compensation shall be determined prior to any reductions made pursuant to Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee
          contributions described in Code Section 414(h)(2) that are treated as Company contributions.

               The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Company Elective Contribution and allocated to that Participant's Elective Account.

     (b) The balance in each Participant's Elective Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.


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     (c)  Notwithstanding anything in the Plan to the contrary, amounts held in the Participant's Elective Account may not be distributable earlier than:

          (1) a Participant's separation from service, Total and Permanent Disability, or death;

          (2)  a Participant's attainment of age 59 1/2;

          (3) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Company within the period ending twelve months after distribution of all assets from the Plan maintained by the Company. For this purpose, a defined contribution plan does not include an employee stock ownership plan (as defined in Code Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a simple individual retirement account plan (as defined in Code Section 408(p));

          (4) the date of disposition by the Company to an entity that is not an affiliated company of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets; or

          (5) the date of disposition by the Company who maintains the Plan of its interest in a subsidiary (within the meaning of Code
               Section 409(d)(3)) to an entity which is not an affiliated company but only with respect to a Participant who continues employment with such subsidiary.

     (d) For each Plan Year, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Company maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code
          Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 15.02(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

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     (e)  In the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Company, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan for a period of six (6) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Company) for the taxable year of the hardship distribution.

     (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as described in Code Section 401(k)), a simplified employee pension (as described in Code Section 408(k)(6)), a simple individual retirement account plan (as described in Code Section 408(p)), a salary reduction arrangement (within the meaning of Code
          Section 3121(a)(5)(D)), a deferred compensation plan under Code
          Section 457(b), or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that the Participant's Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year (and any Income allocable to such excess amount). Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

          (1) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation;

          (2) the Participant shall designate the distribution as Excess Deferred Compensation; and

          (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

                    Any distribution made pursuant to this Section 15.02(f)
               shall be made first from unmatched Deferred Compensation and, thereafter, from Deferred Compensation which is matched. Matching contributions which relate to such Deferred Compensation shall be forfeited.

     (g) Notwithstanding Section 15.02(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 15.05(a) for the Plan Year beginning with or within the taxable year of the Participant.

     (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

     (i) Company Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 15.03 have been made.

     (j) The Company and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

          (1) A Participant must make an initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan pursuant to Section 3.02. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Company and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

          (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the pay period for which such modification is to be effective. Modifications to a salary deferral election shall be permitted any pay period, during election periods established by the Administrator. Any modification shall not have retroactive effect and shall remain in force until revoked.

          (3) A Participant may elect to prospectively revoke the Participant's salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.


15.03 ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

     (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

     (b) The Company shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Company contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

          (1) With respect to the Company Elective Contribution made pursuant to Section 15.01(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

          (2) With respect to the Company Non-Elective Contribution made pursuant to Section 15.01(b), to each Participant's Account in accordance with Section 15.01(b).

               Any Participant actively employed during the Plan Year shall be eligible to share in the matching contribution for the Plan Year.

     (c) On or before each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date may be used to pay any administrative expenses of the Plan or may be used to reduce the contribution of the Company hereunder for the Plan Year in which such Forfeitures occur or the next following Plan Year.


15.04 ACTUAL DEFERRAL PERCENTAGE TESTS4.

     (a) Maximum Annual Allocation: For each Plan Year, the annual allocation derived from Company Elective Contributions to a Highly Compensated Participant's Elective Account shall satisfy one of the following tests:

          (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group) multiplied by 1.25, or

          (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group) shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group) multiplied by 2. The provisions of Code
               Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

               However, in order to prevent the multiple use of the alternative method described in (2) above and in Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 15.02 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Company shall have a combination of such Participant's Elective Contributions and Company matching contributions reduced pursuant to Section 15.05(a) and Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

               Notwithstanding the above, for the first Plan Year, the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group shall be deemed to be three percent (3%). However, the Plan shall not have a first Plan Year (1) if the Plan is aggregated under Regulation 1.401(k)-1(g)(11) with any other plan that was or that included a Code Section 401(k) plan in the prior year, or (2) the Plan is a "successor plan" as defined in Internal Revenue Service Notice 98-1, Section V and any superseding guidance.

     (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Company Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent. Company Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Company.

               Notwithstanding the above, if the prior year test method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group for the preceding Plan Year shall be calculated pursuant to the provisions of the Plan then in effect.

     (c) For the purposes of Sections 15.04(a) and 15.05, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 15.02, whether or not such deferral election was made or suspended pursuant to Section 15.02.

               Notwithstanding the above, if the prior year testing method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, for purposes of Section 15.04(a) and 15.05, a Non-Highly Compensated Participant shall include any such Employee eligible to make a deferral election, whether or not such deferral election was made or suspended, pursuant to the provisions of the Plan in effect for the preceding Plan Year.

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     (d)  For the purposes of this Section and Code Sections 401(a)(4),
          410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Any adjustment to the Non-Highly Compensated Participant actual deferral ratio for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding guidance. Plans may be aggregated under this paragraph (d) only if they have the same plan year. Notwithstanding the above, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the current year testing method or the prior year testing method for the testing year.

               Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

     (e) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) of the Company, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

     (f) For the purpose of this Section, when calculating the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group, the prior year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1,
          Section VII (or

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          superseding guidance), the provisions of which are incorporated herein by reference.

     (g) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 15.05 may be applied separately (or will be applied separately to the extent required by Regulations) to each plan within the meaning of Regulation 1.401(k)-1(g)(11). Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A).

15.05 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

     In the event (or if it is anticipated) that the initial allocations of the Company Elective Contributions made pursuant to Section 15.03 do (or might) not satisfy one of the tests set forth in Section 15.04(a), the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

     (a) On or before the fifteenth day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, the Highly Compensated Participant having the largest dollar amount of Elective Contributions shall have a portion of such Participant's Elective Contributions distributed until the total amount of Excess Contributions has been distributed, or until the amount of such Participant's Elective Contributions equals the Elective Contributions of the Highly Compensated Participant having the second largest dollar amount of Elective Contributions. This process shall continue until the total amount of Excess Contributions has been distributed. In determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced pursuant to Section 15.02(f) by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for such Participant's taxable year ending with or within such Plan Year.

          (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution:

               (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

               (ii) shall be adjusted for Income; and

               (iii) shall be designated by the Company as a distribution of
                     Excess Contributions (and Income).

          (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and Income.

          (3) Matching contributions which relate to Excess Contributions shall be forfeited unless the related matching contribution is distributed as an Excess Aggregate Contribution pursuant to
               Section 15.07.

     (b) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Company may make a special Qualified Non-Elective Contribution in accordance with one of the following provisions which contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Company shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to:

          (1) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.04(a). Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

          (2) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.04(a). Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant electing salary reductions pursuant to Section 15.02 in the same proportion that each such Non-Highly Compensated Participant's Deferred Compensation for the year (or at the end of the prior Plan Year if the prior year testing method is being used) bears to the total Deferred Compensation of all such Non-Highly Compensated Participants for such year.

          (3) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.05(a). Such contribution shall be allocated in equal amounts (per capita).

          (4) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants electing salary reductions pursuant to Section 15.02 in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.05(a). Such contribution shall be allocated for the year (or at the end of the prior Plan Year if the prior year testing method is used) to each Non-Highly Compensated Participant electing salary reductions pursuant to Section 15.02 in equal amounts (per capita).

          (5) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.05(a). Such contribution shall be allocated to the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 15.05(a) is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "annual addition" pursuant to Section 5.04. This process shall continue until one of the tests set forth in Section 15.04(a) is satisfied (or is anticipated to be satisfied).

               Notwithstanding the above, at the Company's discretion, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to receive a special Qualified Non-Elective Contribution and shall be disregarded.

               Notwithstanding the above, if the testing method changes from the current year testing method to the prior year testing method, then for purposes of preventing the double counting of Qualified Non-Elective Contributions for the first testing year for which the change is effective, any special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants used to satisfy the "Actual Deferral Percentage" or "Actual Contribution Percentage" test under the current year testing method for the prior year testing year shall be disregarded.

     (c) If during a Plan Year, it is projected that the aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 15.04(a), then the Administrator may automatically reduce the deferral amount of affected Highly Compensated

          Participants, beginning with the Highly Compensated Participant who has the highest deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in Section 15.04(a). Alternatively, the Company may specify a maximum percentage of Compensation that may be deferred.

     (d) Any Excess Contributions (and Income) which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Company excise tax imposed by Code Section 4979.


15.06 ACTUAL CONTRIBUTION PERCENTAGE TESTS

     (a) The "Actual Contribution Percentage" for the Highly Compensated Participant group shall not exceed the greater of:

          (1) 125 percent of such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group); or

          (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group), or such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group) plus 2 percentage points. However, to prevent the multiple use of the alternative method described in this paragraph and Code
               Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 15.02 or any other cash or deferred arrangement maintained by the Company and to make Employee contributions or to receive matching contributions under this Plan or under any plan maintained by the Company shall have a combination of Elective Contributions and Company matching contributions reduced pursuant to Regulation 1.401(m)-2 and Section 15.07(a). The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

               Notwithstanding the above, for the first Plan Year, the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group shall be deemed to be three percent (3%). However, the Plan shall not have a first Plan Year (1) if the Plan is aggregated under Regulation 1.401(m)-1(g)(14) with any other plan that was or that included a Code Section 401(m) plan in the prior year, or (2) the Plan is a "successor plan" as defined in Internal Revenue Service Notice 98-1, Section V and any superseding guidance.

     (b) For the purposes of this Section and Section 15.07, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group), the average of the ratios (calculated separately for each Participant in each group and rounded to the nearest one-hundredth of one percent) of:

          (1)  the sum of Company matching contributions made pursuant to
               Section 15.01(b) on behalf of each such Participant for such Plan Year; to

          (2)  the Participant's "414(s) Compensation" for such Plan Year.

               Notwithstanding the above, if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, for purposes of Section 15.06(a), the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group for the preceding Plan Year shall be determined pursuant to the provisions of the Plan then in effect.

     (c) For purposes of determining the "Actual Contribution Percentage," only Company matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Company matching contributions pursuant to Section 15.01(b) allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Company. Such elective deferrals and qualified non-elective contributions shall be treated as Company matching contributions subject to Regulation 1.401(m)-1(b)(5) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

     (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Company to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii)), such plans shall be treated as one plan. In addition, two or more plans of the Company to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Any adjustment to the Non-Highly Compensated Participant actual contribution ratio for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding guidance. Plans may be aggregated under this paragraph (d) only if they have the same plan year. Notwithstanding the above, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the current year testing method or the prior year testing method for the testing year.

               Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

     (e) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) which are maintained by the Company to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

     (f) For purposes of Sections 15.06(a) and 15.07, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Company matching contributions (whether or not a deferral election was made or suspended) allocated to the Participant's account for the Plan Year.

               Notwithstanding the above, if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, for the purposes of Section 15.06(a), a Non-Highly Compensated Participant shall include any such Employee eligible to have Company matching contributions (whether or not a deferral election was made or suspended) allocated to the Participant's account for the preceding Plan Year pursuant to the provisions of the Plan then in effect.

     (g) For the purpose of this Section, when calculating the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group, the prior year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1,
          Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

     (h) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 15.07 may be applied separately (or will be applied separately to the extent required by Regulations) to each plan within the meaning of Regulation 1.401(k)-1(g)(11). Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A).


15.07 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

     (a) In the event (or if it is anticipated) that the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds (or might exceed) the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 15.06(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan
          Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the largest dollar amount of contributions determined pursuant to Section 4.7(b)(1), the Vested portion of such contributions (and Income allocable to such contributions) and, if forfeitable, forfeit such non-Vested contributions attributable to Company matching contributions (and Income allocable to such forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the Participant's remaining amount equals the amount of contributions determined pursuant to Section 15.06(b)(1) of the Highly Compensated Participant having the second largest dollar amount of contributions. This process shall continue until the total amount of Excess Aggregate Contributions has been distributed.

               If the correction of Excess Aggregate Contributions attributable to Company matching contributions is not in proportion to the Vested and non-Vested portion of such contributions, then the Vested portion of the Participant's Account attributable to Company matching contributions after the correction shall be subject to Section 7.06.

     (b) Any distribution and/or forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution and/or forfeiture of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Company as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with
          Section 15.03.

     (c) Excess Aggregate Contributions, including forfeited matching contributions, shall be treated as Company contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

               Forfeited matching contributions that are reallocated to Participants' Accounts for the Plan Year in which the forfeiture occurs shall be treated as an "annual addition" pursuant to Section
          5.04 for the Participants to whose Accounts they are reallocated and for the Participants from whose Accounts they are forfeited.

     (d) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as after-tax voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Company that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 15.06(a).

     (e) If during a Plan Year the projected aggregate amount of Company matching contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 15.07(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 15.08(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in
          Section 15.07(a).

     (f) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Company may make a special Qualified Non-Elective Contribution in accordance with one of the following provisions which contribution shall be allocated to the Participant's Account of each Non-Highly Compensated eligible to share in the allocation in accordance with such provision. The Company shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to:

          (1) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.07. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

          (2) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.07. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant electing salary reductions pursuant to Section 15.02 in the same proportion that each such Non-Highly Compensated Participant's Deferred Compensation for the year (or at the end of the prior Plan Year if the prior year testing method is being used) bears to the total Deferred Compensation of all such Non-Highly Compensated Participants for such year.

          (3) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.07. Such contribution shall be allocated in equal amounts (per capita).

          (4) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants electing salary reductions pursuant to Section 15.02 in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.07. Such contribution shall be allocated for the year (or at the end of the prior Plan Year if the prior year testing method is used) to each Non-Highly Compensated

               Participant electing salary reductions pursuant to Section
               15.02 in equal amounts (per capita).

          (5) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 15.07. Such contribution shall be allocated to the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 15.07 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "annual addition" pursuant to Section 15.09. This process shall continue until one of the tests set forth in Section 15.07 is satisfied (or is anticipated to be satisfied).

               Notwithstanding the above, at the Company's discretion, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to receive a special Qualified Non-Elective Contribution and shall be disregarded.

               Notwithstanding the above, if the testing method changes from the current year testing method to the prior year testing method, then for purposes of preventing the double counting of Qualified Non-Elective Contributions for the first testing year for which the change is effective, any special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants used to satisfy the "Actual Deferral Percentage" or "Actual Contribution Percentage" test under the current year testing method for the prior year testing year shall be disregarded.

     (g) Any Excess Aggregate Contributions (and Income) which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Company excise tax imposed by Code Section 4979.


15.08 DEFINITIONS:

     (a) "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 15.02 excluding any such amounts distributed as excess "annual additions" pursuant to
          Section 4.10(a)

     (b) "Elective Contribution" means the Company contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to Section 5.04. In addition, any Company Qualified Non-Elective Contribution made pursuant to Section 15.5(b) which is used to satisfy the "Actual Deferral Percentage" tests shall be considered an Elective Contribution for purposes of the Plan. Any contributions deemed to be Elective Contributions (whether or not used to satisfy the "Actual Deferral Percentage" tests or the "Actual Contribution Percentage" tests) shall be subject to the requirements of Sections 15.02(b) and 15.02(c) and shall further be required to satisfy the nondiscrimination requirements of Regulation 1.401(k)-1(b)(5) and Regulation 1.401(m)-1(b)(5), the provisions of which are specifically incorporated herein by reference.

     (c) "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Company matching contributions made pursuant to Section 15.01(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 15.06(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 15.06(a) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual contribution ratios beginning with the highest of such ratios). Such determination shall be made after first taking into account corrections of any Excess Deferred Compensation pursuant to Section
          15.02 and taking into account any adjustments of any Excess Contributions pursuant to Section 15.05.

     (d) "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions used to satisfy the "Actual Deferral Percentage" tests made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 15.04(a) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios beginning with the highest of such ratios). Excess Contributions shall be treated as an "annual addition" pursuant to Section 5.04.

     (e) "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 15.02(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 5.04(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Article XIII and 15.04(g), Excess Deferred Compensation shall continue to be treated as Company contributions even if distributed pursuant to Section 15.02(f). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purposes of
          Section 15.05(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 15.02(d).

     (f)  "Highly Compensated Employee" means an Employee described in Code
          Section 414(q) and the Regulations thereunder, and generally means any Employee who:

          (1) was a "five percent owner" as defined in Section 1.32(c) at any time during the "determination year" or the "look-back year"; or

          (2) for the "look-back year" had "415 Compensation" from the Company in excess of $80,000 and was in the Top-Paid Group for the "look-back year." The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

               The "determination year" means the Plan Year for which testing is being performed, and the "look-back year" means the immediately preceding twelve (12) month period.

               A highly compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for the "determination year," in accordance with Regulation 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

               In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Company constituting United States source income within the meaning of Code
          Section 861(a)(3) shall not be treated as Employees. Additionally, all affiliated companies shall be taken into account as a single Company and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Company. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Company's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

     (g) "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

     (h) "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee. However, for purposes of Section 15.04(a) and Section 15.05, if the prior year testing method is used, a Non-Highly Compensated Participant shall be determined using the definition of Highly Compensated Employee in effect for the preceding Plan Year.

     (i) "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to the Participant's total interest in the Plan and Trust resulting from the Company Elective Contributions used to satisfy the "Actual Deferral Percentage" tests. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to such Elective Contributions pursuant to Section 15.02 and any Company Qualified Non-Elective Contributions.

     (j) "Qualified Non-Elective Contribution" means any Company contributions made pursuant to Section 15.05(b) and Section 15.07(f). Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests or the "Actual Contribution Percentage" tests.

15.09 CATCH-UP CONTRIBUTIONS

     All Employees who are eligible to make salary reductions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contribution shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or
416, as applicable by reason of the making of such catch-up contributions.


                                     XI.

The Plan shall be amended by the addition of the following new ARTICLE XVI as follows:


                                 ARTICLE XVI
                      ADVANCE DISTRIBUTION FOR HARDSHIP

16.01 The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of the Vested Participant's Elective Account and Participant's Account and Participant's Transfer/Rollover Account valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Participant's Elective Account and Participant's Account and Participant's Transfer/Rollover Account shall be reduced accordingly. Withdrawal under this Section is deemed to be on account of an immediate and heavy financial need of the Participant only if the withdrawal is for:

          (a) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

          (b) The costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

          (c) Payment of tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for the Participant and the Participant's spouse, children, or dependents; or

          (d) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

16.02 No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

          (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

          (b) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Company;

          (c) The Plan, and all other plans maintained by the Company, provide that the Participant's elective deferrals and after-tax voluntary Employee contributions will be suspended for at least six (6) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend elective deferrals and after-tax voluntary Employee contributions to the Plan and all other plans maintained by the Company for at least six (6) months after receipt of the hardship distribution; and


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


          (d) The Plan, and all other plans maintained by the Company, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

16.03 Notwithstanding the above, distributions from the Participant's
      Elective Account pursuant to this Section shall be limited solely to the Participant's total Deferred Compensation as of the date of distribution, reduced by the amount of any previous distributions pursuant to this Section and Article VIII.

16.04 Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Article VII, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.


                                     XII.

The Plan shall be amended by the addition of the following new ARTICLE XVII as follows:


                                 ARTICLE XVII
                            LOANS TO PARTICIPANTS

17.01 The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time.


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


17.02 Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) may, in accordance with a uniform and nondiscriminatory policy established by the Administrator, be limited to the lesser of:

          (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

          (b) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan.

           For purposes of this limit, all plans of the Company shall be considered one plan.

17.03 Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a "principal residence" of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, a "principal residence" has the same meaning as a "principal residence" under Code Section 1034. Loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4).

17.04 Any loans granted or renewed shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

          (a) the identity of the person or positions authorized to administer the Participant loan program;

          (b)  a procedure for applying for loans;

          (c)  the basis on which loans will be approved or denied;

          (d) limitations, if any, on the types and amounts of loans offered;

          (e) the procedure under the program for determining a reasonable rate of interest;


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


          (f)  the types of collateral which may secure a Participant loan;
               and

          (g) the events constituting default and the steps that will be taken to preserve Plan assets.

           Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section.

17.05 Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section, then the loan default will be a distributable event to the extent permitted by the Code and Regulations.

17.06 Notwithstanding anything in this Section to the contrary, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the plan in effect at the time such loan was made.


IN WITNESS WHEREOF, the Company has caused this Amendment No. 6 to be executed by its duly authorized officer this 20th day of December, 2005.

                                      TRUSTCO BANK

                                      By: /s/ Robert J. McCormick
                                      ---------------------------
                                      Robert J. McCormick
                                      President and
                                      Chief Executive Officer


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